AMENDMENT NO. 3 –
LOAN AND SECURITY AGREEMENT

Amendment No. 3, dated August 20, effective as of August 7, 2008 (“Amendment”), to the  Loan and Security Agreement, dated August 7, 2007, as amended as of January 30, 2008 by Amendment No. 1 and as further amended as of March 18, 2008 by Amendment No. 2 (collectively, the “Original Agreement” and, as amended hereby, the “Agreement”), by and between EMAGIN CORPORATION, a Delaware corporation with its principal place of business located at 10500 N.E. 8th Street, Suite 1400, Bellevue, Washington 98004 (the "Borrower"), and MORIAH CAPITAL, L.P., a Delaware limited partnership with offices at 685 Fifth Avenue, New York, New York 10022 (as further defined below, the "Lender"). Capitalized terms used but not defined herein have the meanings given to them in the Original Agreement.

R E C I T A L S:

A.           Borrower has requested that Lender extend the Maturity Date, increase Maximum Credit, consent to certain changes in the Borrowing Base and consent to the other changes set forth herein.

B.           Lender has agreed to accommodate Borrower’s requests on the terms, and subject to the satisfaction of the conditions, set forth herein.

The parties agree as follows:

SECTION 1. AMENDMENTS

Section 1.1                                Amendment to Section 1.9 of Original Agreement. Section 1.9 of the Original Agreement (“Borrowing Base”) is hereby amended and restated in its entirety as follows:

“1.9
“Borrowing Base” shall be calculated at any time as the sum of (i) the product obtained by multiplying the outstanding amount of Eligible Accounts, other than Eligible Foreign Accounts, net of all taxes, discounts, allowances and credits given or claimed, by ninety percent (90%), plus (ii) the product obtained by multiplying the outstanding amount of Eligible Foreign Accounts, net of all taxes, discounts, allowances and credits given or claimed, by eighty percent (80%), plus (iii) the lesser of (A) Eight Hundred Thousand Dollars ($800,000) or (B) the product(s) obtained by multiplying seventy percent (70%) by the values of Eligible Inventory as determined by Lender in good faith in its reasonably commercial judgment, based on the lower of cost or market.”

Section 1.2                                Amended and Restated Revolving Loan Note.  References in the Original Agreement to the “Note” shall mean the Amended and Restated Secured Convertible Revolving Loan Note, dated August 7, 2007, as amended and restated as of August 7, 2008, in the form annexed hereto as Exhibit A (“Amended and Restated Revolving Loan Note”).

Section 1.3                                Delivery of Amended and Restated Revolving Loan Note. Contemporaneously herewith, and as a condition to the effectiveness hereof, the Borrower is executing and delivering to Lender the Amended and Restated Revolving Loan Note.

Section 1.4                                Amendment to Section 1.52 of Loan Agreement.  Section 1.52 of the Original Agreement is hereby amended and restated in its entirety as follows:

“1.52	“Maturity Date” shall mean August 7, 2009, or such earlier date by which the maturity of the Obligations shall have been accelerated pursuant to the terms hereof.”

Section 1.5                                 Amendment to Section 1.51 of Loan Agreement.  Section 1.53 of  the Original Agreement is hereby amended and restated in its entirety as follows:

                                   “1.53.     "Maximum Credit" shall mean the amount of Three Million Dollars ($3,000,000.00).”

Section 1.6                                Issuance of August 2008 Warrant; Warrant Issuance Agreement.

(a)           Contemporaneously herewith, and as a condition to the effectiveness hereof, the Borrower is executing and delivering to Lender a warrant to acquire up to 370,000 shares of Common Stock at an initial exercise price of $1.30 per share, in the form annexed hereto as Exhibit B (“August 2008 Warrant”).

(b)           In connection with the issuance of the August 2008 Warrant, contemporaneously herewith, and as a condition to the effectiveness hereof, the parties are entering into Warrant Issuance Agreement No. 2, in the form annexed hereto as Exhibit C (“Warrant Issuance Agreement No. 2”).

Section 1.7                                Share Issuance. Within three (3) Business Days of the execution of this Amendment, the Borrower  shall deliver to Lender a certificate for 125,000 shares of Common Stock (the “New Shares”).

Section 1.8                                Amendment to Registration Rights Agreement. The Registration Rights Agreement is hereby amended to provide that the New Shares, the shares of Common Stock underlying the August 2008 Warrant and the 2008 Shares (as defined in the Amended and Restated Securities Issuance Agreement (defined below)) are “Registrable Shares”, as defined in the Registration Rights Agreement, as amended, in the form annexed hereto as Exhibit E (the “Amended Registration Rights Agreement”).

Section 1.9                                Amended and Restated Securities Issuance Agreement. Contemporaneously herewith, and as a condition to the effectiveness hereof, the parties are entering into the Amended and Restated Securities Issuance Agreement in the form annexed hereto as Exhibit D (“Amended and Restated Securities Issuance Agreement”).

Section 1.10                                Fees. Borrower shall pay to Moriah Capital Management, L.P. the various fees described in the letter agreement to be executed contemporaneously herewith. Such fees shall be deemed fully earned on the scheduled payment date and shall not be subject to rebate or proration for any reason.

Section 1.11  Financial Covenants. The Original Agreement is hereby amended to add the following new Section 9.19, to read in its entirety as follows:

“9.19                      Financial Covenants.

(a)
Quick Ratio. Commencing August 31, 2008, Borrower shall maintain a ratio of (i) [cash plus marketable securities plus accounts receivable] to (ii) current liabilities of not less than 0.25:1 as of the last day of each month.

(b)	Current Ratio. Commencing August 31, 2008, Borrower shall maintain a ratio of current assets to current liabilities of not less than 0.4:1.0 as of the last day of each month.

(c)
Days Inventory Outstanding. Commencing August 31, 2008, Borrower shall maintain days inventory outstanding of no more than 120 days. The formula will be calculated every 30 days in the following fashion: average inventory of the Company for 30 days/quarterly cost of goods sold multiplied by 90 days  as of the last day of each month.”

Section 1.12  Relationship to Original Loan Documents.  This Amendment is an amendment of and supplement to (and not a novation of) the Original Agreement and the other Loan Documents and the schedules thereto, without any discharge, release or satisfaction of the Obligations (or any guaranty or collateral security therefor), all of which Obligations and security remain outstanding under the Loan Documents, as amended.  Except as specifically modified by this Amendment, the Original Agreement and other Loan Documents are and continue to be in full force and effect (and without updating) as in effect immediately prior to the date hereof.

Section 1.13 Loan Documents.  This Amendment, the Amended and Restated Revolving Loan Note, the August 2008 Warrant, Warrant Issuance Agreement No. 2,  the Amended Registration Rights Agreement and the Amended and Restated Securities Issuance Agreement are Loan Documents executed pursuant to the Original Agreement and, unless otherwise expressly indicated herein, are to be construed, administered and applied in accordance with the provisions thereof.

Section 1.14  Borrower’s Certifications. The effectiveness of this Amendment shall be subject to Borrower’s satisfaction of, and compliance with, all of the following conditions as of the date of this Amendment, as determined by Lender  (collectively, the “Amendment Conditions”):

(a)              Representations and Warranties.  Each of the representations and warranties made by or on behalf of Borrower to Lender in the Original Agreement or in other Loan Documents (as amended hereby) are true and correct in all material respects as of the date of the Amendment (provided that any such representation or warranty that is qualified as to materiality shall be true and correct in all respects), and Lender shall have received a certification from a Responsible Officer with respect to the foregoing  in form and substance satisfactory to Lender.

(b)              Performance, etc.  Other than with respect to any rights to registration of Company common stock and any Event of Default arising out of the Company’s failure to repay the Obligations under the Original Agreement on August 7, 2008, which default has been waived by Lender, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Original Agreement and any of the Loan Documents to which it is a party or by which it is bound (each as amended hereby), and Lender shall have received a certification from a Responsible Officer with respect to the foregoing  in form and substance satisfactory to Lender.

(c)              No Default. Other than with respect to any rights to registration of Company common stock and any Event of Default arising out of the Company’s failure to repay the Obligations under the Original Agreement on August 7, 2008, which default has been waived by Lender, no event shall have occurred and be continuing as of the date hereof, and no condition shall exist on the date hereof, which constitutes an Event of Default or which would, with notice or the lapse of time, or both, constitute an Event of Default under the Original Agreement or any of the Loan Documents, and Lender shall have received a certification from a Responsible Officer with respect to the foregoing  in form and substance satisfactory to Lender.

(d)              Corporate Authorizations.  Borrower shall have delivered to Lender a certification from a Responsible Officer in form and substance satisfactory to Lender, together with certified resolutions of directors authorizing the transactions contemplated hereby and an incumbency certificate setting forth the executive officers and directors of Borrower,  in each case in form satisfactory to Lender.

(e)              Fees and Expenses of Lender’s Counsel.  Borrower shall have paid the outstanding fees and expenses of Lender’s counsel incurred in connection with the transactions contemplated hereby or otherwise under the Agreement, which amount is currently estimated to be $10,000.

Section 1.15  Release of Lender.  In consideration of Lender’s agreement to enter into this Amendment and make additional advances to Borrower hereunder, Borrower hereby releases and exculpates Lender, and Lender’s and Lender’s Affiliates’ officers, directors, partners, shareholders, members, employees, agents, representatives and designees, from any liability arising from any acts under the Original Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact.  In no event will Lender have any liability to Borrower for lost profits or other special or consequential damages.

SECTION 2. MISCELLANEOUS

Section 2.1  Prior Agreements.  This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and between Borrower and Lender concerning the subject matter of this Amendment.  Except as expressly amended hereby, the Agreement shall remain in full force and effect.

Section 2.2   Counterparts.  This Amendment may be executed in any number of counterparts, with the same effect as if all the signatures on such counterparts appeared on one document.  Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

Section 2.3  Amendments.  This Amendment may not be amended, waived, modified, supplemented or terminated in any manner whatsoever except by a written instrument signed by Borrower and Lender.

Section 2.4   Binding on Successors.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that Borrower may not assign any of its rights or obligations under this Amendment or the other Loan Documents to any Person without the prior written consent of Lender.

Section 2.5 Invalidity.  Any provision of this Amendment that may be determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 2.6  Section or Paragraph Headings.  Section and paragraph headings used herein are for convenience only and shall not be construed as part of this Amendment.

Section 2.7  Governing Law.  This Amendment shall be construed in accordance with, and shall be governed by, the laws of the State of New York, without giving effect to provisions for choice of law thereunder other than Section 5-1401 of the New York General Obligations Law.

[SIGNATURE  PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year first above written.

EMAGIN CORPORATION

By: /s/ Andrew Sculley
Andrew Sculley
CEO

MORIAH CAPITAL L.P.

By: Moriah Capital Management, L.P., General Partner
By: Moriah Capital Management, GP, LLC, General Partner

By: /s/ Greg Zilberstein
Greg Zilberstein
Managing Partner

[SIGNATURE PAGE – AMENDMENT NO. 3 – LOAN AGREEMENT]

EXHIBIT A

AMENDED AND RESTATED REVOLVING LOAN NOTE

[ATTACHED]

EXHIBIT B

AUGUST 2008 WARRANT

[ATTACHED]

EXHIBIT C

WARRANT ISSUANCE AGREEMENT

[ATTACHED]

EXHIBIT D

AMENDED AND RESTATED SECURITIES ISSUANCE AGREEMENT

[ATTACHED]

EXHIBIT E

AMENDED REGISTRATION RIGHTS AGREEMENT

[ATTACHED]